Exhibit 4.2
18.0% SENIOR SECURED NOTES DUE 2017
REGISTRATION RIGHTS AGREEMENT
Dated as of December 3, 2008
by and among
K. Hovnanian Enterprises, Inc.
Hovnanian Enterprises, Inc.
And Certain of its Subsidiaries
and
ALVAREZ & MARSAL SECURITIES, LLC
CREDIT SUISSE SECURITIES (USA) LLC
as Dealer Managers

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 3, 2008 by and among K. Hovnanian Enterprises, Inc., a California corporation (the “Company”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), and certain subsidiary guarantors of Hovnanian party hereto (together with Hovnanian, the “Guarantors”) and Alvarez & Marsal Securities, LLC and Credit Suisse Securities (USA) LLC as dealer managers (each a “Dealer Manager” and, collectively, the “Dealer Managers”), each of whom, together with Lazard Frères & Co. LLC, has agreed to act as a dealer manager pursuant to the Dealer Managers Agreement (as defined below) with respect to the Company’s offer to exchange (the “Senior Notes Exchange Offer”) its 18.0% Senior Secured Notes due 2017 (the “Notes”) for certain of its outstanding senior notes.
     This Agreement is made pursuant to the Dealer Managers Agreement, dated October 27, 2008 (the “Dealer Managers Agreement”), by and among the Company, the Guarantors party thereto and Lazard Frères & Co. LLC, Alvarez & Marsal Securities, LLC and Credit Suisse Securities (USA) LLC, as dealer managers. In connection with the Dealer Managers Agreement and the Senior Notes Exchange Offer, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Dealer Managers set forth in Section 10(k) of the Dealer Managers Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture, dated as of December 3, 2008, among the Company, the Guarantors and Wilmington Trust Company, a Delaware banking corporation, as trustee (the “Trustee”), relating to the Notes and the Exchange Notes (as defined below) (the “Indenture”).
     The parties hereby agree as follows:
SECTION 1. DEFINITIONS
     As used in this Agreement, the following capitalized terms shall have the following meanings:
     Act: The Securities Act of 1933, as amended.
     Affiliate: As defined in Rule 144 of the Act.
     Broker-Dealer: Any broker or dealer registered under the Exchange Act.
     Certificated Securities: Certificated Notes, as defined in the Indenture.
     Closing Date: The date hereof.
     Commission: The Securities and Exchange Commission.

     Consummate: An Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement as continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Trustee under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Notes tendered by Holders thereof pursuant to the Exchange Offer.
     Consummation Deadline: As defined in Section 3(b) hereof.
     Effectiveness Deadline: As defined in Sections 3(a) or 4(a) hereof, as applicable.
     Exchange Act: The Securities Exchange Act of 1934, as amended.
     Exchange Notes: The Company’s 18.0% Senior Secured Notes due 2017 to be issued under the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 6 hereof.
     Exchange Offer: The exchange and issuance by the Company of a principal amount of Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Notes that are tendered by Holders in connection with such exchange and issuance.
     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.
     Filing Deadline: As defined in Sections 3(a) or 4(a) hereof, as applicable.
     Holders: As defined in Section 2 hereof.
     Participating Broker-Dealer: As defined in Section 3(c) hereof.
     Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
     Recommencement Date Materials: As defined in Section 6(d) hereof.
     Recommencement Notice: As defined in Section 6(d) hereof.
     Registration Default: As defined in Section 5 hereof.

     Registration Statement: The Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, and, in each case, including the Prospectus and exhibits included therein.
     Regulation S: Regulation S promulgated under the Act.
     Rule 144: Rule 144 promulgated under the Act.
     Selling Holders: As defined in Section 6(c)(xi).
     Shelf Registration Statement: As defined in Section 4(a) hereof.
     Shelf Underwriters: As defined in Section 6(c)(xi)(A)(1).
     Suspension Notice: As defined in Section 6(d) hereof.
     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.
     Transfer Restricted Securities: Each (1) Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer for an Exchange Note which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement or (c) the date on which such Note is distributed to the public pursuant to Rule 144 or Regulation S under the Act and (2) Exchange Note issued to a Broker-Dealer until the date on which such Exchange Note is disposed of by such Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).
SECTION 2. HOLDERS
     A person is deemed to be a holder of Transfer Restricted Securities (a “Holder”) whenever such person owns Transfer Restricted Securities.
SECTION 3. REGISTERED EXCHANGE OFFER
     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 120 days after the Closing Date (such 120th day being the “Filing Deadline”), (ii) use their reasonable best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (such 180th day being the “Effectiveness Deadline”), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such

Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation or other entity, as applicable, where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Exchange Offer Registration Statement, in any jurisdiction where it is not now so subject; (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Exchange Notes to be offered in exchange for the Notes that are Transfer Restricted Securities and (ii) resales of Exchange Notes by Broker-Dealers that tendered into the Exchange Offer Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Notes acquired directly from the Company, the Guarantors or any of their Affiliates) as contemplated by Section 3(c) below.
     (b) The Company and the Guarantors shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously for the period specified in Section 3(c) below and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes and the guarantees thereof and, if the Company so desires, any other exchange notes and guarantees thereof in respect of other third lien senior secured notes issued by the Company and guarantees thereof (“Additional Third Lien Notes”) shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on or prior to 30 Business Days after the Exchange Offer Registration Statement has become effective, but in no event later than 40 Business Days thereafter (such 40th day being the “Consummation Deadline”).
     (c) The Company shall include a “Plan of Distribution” section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Notes acquired directly from the Company, the Guarantors or any of their Affiliates) (a “Participating Broker-Dealer”) may exchange such Transfer Restricted Securities pursuant to the

Exchange Offer. Such “Plan of Distribution” section shall also contain all other information with respect to such sales by such Participating Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such “Plan of Distribution” shall not name any such Participating Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Participating Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling No-Action Letter (available July 2, 1993).
     Because such Participating Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Exchange Notes received by such Participating Broker-Dealer in the Exchange Offer, the Company and Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Participating Broker-Dealer to satisfy such prospectus delivery requirement. In light of the foregoing, if requested by any Participating Broker-Dealer and to the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Exchange Notes by Broker-Dealers, the Company and the Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers promptly upon request and in no event later than one Business Day after such request at any time during such period.
SECTION 4. SHELF REGISTRATION
     (a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation Deadline that (A) based on an opinion of counsel, such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:
     (x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a)(ii) above, (such earlier date, the “Filing Deadline”), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement) (the “Shelf Registration Statement”), relating to all Transfer Restricted Securities, and
     (y) shall use their respective reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline for the Shelf Registration Statement (such 90th day being the “Effectiveness Deadline”).
     If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).
     To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use their respective reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least one year (as extended pursuant to Section 6(d)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.
     (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to additional interest pursuant to Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.
SECTION 5. ADDITIONAL INTEREST
     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement or an additional Registration Statement that cures such failure and that is itself declared effective within 5 days of filing such post-effective amendment to such Registration Statement or of filing such additional Registration Statement (each such event referred to in clauses (i) through (iv), a “Registration Default”), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby additional interest in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of additional interest shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest of $.25 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Company and the Guarantors shall in no event be required to pay additional interest for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon the filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the additional interest payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.
     All accrued additional interest shall be paid to the Holders entitled thereto in the manner provided for the payment of interest in the Indenture on each Interest Payment Date as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which additional interest is due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay additional interest with respect to such securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.
SECTION 6. REGISTRATION PROCEDURES
     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use their respective reasonable best efforts to effect such exchange and to permit the resale of Exchange Notes by Broker-Dealers that tendered in the Exchange Offer Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Notes acquired directly from the Company, the Guarantors or any of their Affiliates) being sold in accordance with the intended method or methods of distribution thereof and (z) comply with all of the following provisions:
     (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for Transfer Restricted Securities. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Guarantors hereby agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including, without limitation, (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.
     (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company or the Guarantors, (B) it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the

Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Exchange Notes shall acknowledge and agree that, if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired directly from the Company, the Guarantors or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in the Morgan Stanley and Company Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation No-Action Letters (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling (available July 2, 1993) and similar No-Action Letters (including, if applicable, any No-Action Letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.
     (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company’s and each Guarantor’s information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.
     (iv) If requested by any Participating Broker-Dealer delivering the Prospectus contained in the Exchange Offer Registration Statement in connection with its initial sale of any Exchange Notes received by it in the Exchange Offer, the Company and the Guarantors shall use their best efforts to furnish to each such Participating Broker-Dealer (i) an opinion of counsel of the Company and the Guarantors addressed to such Participating Broker-Dealer covering the matters set forth in Section

6(c)(xi)(A)(2) herein with such changes as are customary in connection with an Exchange Offer Registration Statement and (ii) a comfort letter, addressed to such Participating Broker-Dealer from the Company’s independent public accountants, in the customary form, covering the matters set forth in Section 6(c)(xi)(A)(3) herein, with appropriate date changes.
     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall:
     (i) comply with all the provisions of Section 6(c) below and use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.
     (ii) issue, upon the request of any Holder or purchaser of Notes covered by any Shelf Registration Statement contemplated by this Agreement, Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Exchange Notes on the Shelf Registration Statement for this purpose and issue the Exchange Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.
     (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Guarantors shall:
     (i) use their respective reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment or supplement to such Registration Statement curing such defect, and, if

Commission review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable.
     (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or Prospectus;
     (iii) in the case of a Shelf Registration Statement or if requested by a Participating Broker-Dealer, advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

     (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (v) in the case of a Shelf Registration Statement, furnish (or, to the extent permitted by law, make available) to each Holder, before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Shelf Registration Statement), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Shelf Registration Statement or Prospectus or any amendment or supplement to any such Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;
     (vi) in the case of a Shelf Registration Statement, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide (or, to the extent permitted by law, make available) copies of such document, if any, to each Holder, make the Company’s and the Guarantors’ representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;
     (vii) in the case of a Shelf Registration Statement, make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all pertinent financial and other records and pertinent corporate documents of the Company and the Guarantors as shall be necessary to enable them to exercise any applicable due diligence responsibilities and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each such Holder, attorney, accountant or any other person receiving such information shall take all actions as are reasonably necessary to protect the confidentiality of such information to the extent that such action is otherwise not inconsistent with, an impairment of, or in derogation of, the rights and interests of such Holder;
     (viii) if requested by any Holders, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;
     (ix) in the case of a Shelf Registration Statement, furnish (or, to the extent permitted by law, make available) to each Holder, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);
     (x) in the case of a Shelf Registration Statement or if requested by a Participating Broker-Dealer, deliver (or, to the extent permitted by law, make available) to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Person reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;
     (xi) in the case of a Shelf Registration Statement and upon the request of any Holder of Transfer Restricted Securities covered thereby and being sold pursuant thereto (the “Selling Holders”), enter into such customary agreements (including underwriting agreements) and make such customary representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any such Selling Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company and the Guarantors shall:
     (A) upon request of any such Selling Holder, furnish (or in the case of paragraphs (2) and (3), use their best efforts to cause to be furnished) to each such Selling Holder, as the case may be:
     (1) a certificate, addressed to such Selling Holders and underwriters, if any, named in an underwriting agreement entered into pursuant to this Section 6(c)(xi) (the “Shelf Underwriters”), signed on behalf of Hovnanian by the Chief Financial Officer, confirming, as of the date thereof, the matters set forth in Sections 9(aa) and 9(dd) of the Dealer Managers Agreement, that all the representations and warranties of the Company and Hovnanian contained in the Dealer Managers Agreement are true and correct on the date of the certificate with the same force and effect as if made on and as of such date, and such other similar matters as such Selling Holders and Shelf Underwriters, if any, may reasonably request;
     (2) an opinion of counsel for the Company and the Guarantors, addressed to such Selling Holders and Shelf Underwriters, if any, which shall cover matters similar to those set forth in subsection (d) of Section 10 of the Dealer Managers Agreement and such other additional matters as such Selling Holders and Shelf Underwriters, if any, may reasonably request; and
     (3) a comfort letter, addressed to such Selling Holders and Shelf Underwriters, if any, from the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters addressed to underwriters in connection with underwritten offerings.
     (B) deliver such other documents and certificates as may be reasonably requested by such Selling Holders and Shelf Underwriters, if any, to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Company and the Guarantors pursuant to this clause (xi);
     (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted

Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation or other entity, as applicable, where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;
     (xiii) in connection with any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;
     (xiv) use their respective reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;
     (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities; and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;
     (xvi) otherwise use their respective reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);
     (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA;

and execute and use their best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and
     (xviii) provide (or, to the extent permitted by law, make available) promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.
     (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(iii)(C) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof or (ii) such Holder is advised in writing (the “Recommencement Notice”) by the Company that the use of the Prospectus may be resumed, and, in each case, has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (together with any such supplemented or amended Prospectus, the “Recommencement Date Materials”). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Notice and/or the Recommencement Date Materials, as applicable.
SECTION 7. REGISTRATION EXPENSES
     (a) All expenses incident to the Company’s and the Guarantors’ performance of, or compliance with, this Agreement will be borne by the Company and the Guarantors, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, in the case of a Shelf Registration Statement, of one counsel for the Holders of Transfer

Restricted Securities, such counsel to be selected by the Holders of a majority of the aggregate principal amount of Transfer Restricted Securities being sold; and (v) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).
     The Company will, in any event, bear its and the Guarantors’ internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.
     (b) In connection with any Registration Statement required by this Agreement, the Company and the Guarantors will reimburse the Holders of Transfer Restricted Securities who are tendering Notes in the Exchange Offer and/or selling or reselling Notes or Exchange Notes pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Davis Polk & Wardwell, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared. Notwithstanding the foregoing, such Holders shall be responsible for any and all underwriting discounts and commissions and, prior to employing counsel in connection with an Exchange Offer, the Dealer Managers will notify the Company and the Company’s counsel and provide them reasonable opportunity to discuss the need for separate counsel; provided, however, the Dealer Managers shall at all times retain the sole right to employ separate counsel.
SECTION 8. INDEMNIFICATION
     (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder of Transfer Restricted Securities, its partners, directors, officers, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, preliminary prospectus or Prospectus (or in any amendment or supplement thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall reimburse each Holder of Transfer Restricted Securities for any legal or other expenses reasonably incurred by such Holder of Transfer Restricted Securities in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to such Holder of Transfer Restricted Securities, its partners, directors, officers and their controlling persons named above to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement in or omission or alleged omission from a Registration Statement, preliminary prospectus or Prospectus or in any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by any such Holder of Transfer Restricted Securities or on behalf of such Holder of Transfer Restricted Securities specifically for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have to such Holder of Transfer Restricted Securities and their controlling persons named above.
     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their respective directors and officers and each person, if any, who controls the Company or any Guarantors within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Company or the Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, preliminary prospectus or Prospectus (or in any amendment or supplement thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but in each case only to the extent that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of such Holder specifically for inclusion therein; and, shall reimburse, as incurred, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company or the Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Holder of Transfer Restricted Securities may otherwise have to the Company and the Guarantors or any of their controlling persons named above.
     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Holders of Transfer Restricted Securities on the other from the sale of the Transfer Restricted Securities pursuant to a Registration Statement or the exchange of the Transfer Restricted Securities pursuant to the Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Holders of Transfer Restricted Securities on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other shall be deemed to be in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Transfer Restricted Securities pursuant to the Senior Notes Exchange Offer and the securities to be issued in an Exchange Offer or pursuant to a Shelf Registration Statement, on the one hand, and by the Holders from receiving Transfer Restricted Securities or securities registered under the Securities Act pursuant to an Exchange Offer or a Shelf Registration Statement,

on the other hand. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or such Holder on the other, and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 8(d), the Holders of the Transfer Restricted Securities shall not be required to contribute any amount in excess of the amount by which the total proceeds received by such Holders from the sale of the Transfer Restricted Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.
     (e) The agreements contained in this Section 8 shall survive the sale of the Transfer Restricted Securities pursuant to a Shelf Registration Statement or the exchange of the Transfer Restricted Securities pursuant to an Exchange Offer and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
SECTION 9. MISCELLANEOUS
     (a) Remedies. The Company and the Guarantors acknowledge and agree that any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Dealer Managers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Dealer Managers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantor’s obligations under Sections 3 and 4 hereof. To the extent permitted by applicable law, the Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. Neither the Company nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof (it being understood that the foregoing shall not prohibit the Company and any Guarantor from entering into a registration rights agreement with respect to any Additional Third Lien Notes and guarantees thereof). The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s and the Guarantors’ securities under any agreement in effect on the date hereof.
     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 9(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or a Guarantor or their Affiliates). Notwithstanding the foregoing, a waiver or consent to a departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Shelf Registration Statement, as the case may be, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer or sold pursuant to such Shelf Registration Statement, as the case may be, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer or sale under such Shelf Registration Statement.
     (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Dealer Managers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.
     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:
     (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and
(ii)	if to the Company or the Guarantors:

c/o Hovnanian Enterprises, Inc. 110 West Front Street P.O. Box 500 Red Bank, NJ 07701

Telecopier No.: 732-383-2945 Attention: General Counsel with a copy to: Simpson Thacher & Bartlett LLP 425 Lexington Ave. New York, NY 10017

Telecopier No.: 212-455-2502 Attention: Vincent Pagano Jr., Esq.
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.
     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.
     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties and the Holders, including, without limitation, and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Dealer Managers Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and, by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, the Indenture and, if applicable, the Dealer Managers Agreement, and such Person shall be entitled to receive the benefits hereof.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (j) Severability. To the extent permitted by applicable law, in the event that any one or more of the provisions contained herein or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

K. HOVNANIAN ENTERPRISES, INC.

By:

Name:
Title:

HOVNANIAN ENTERPRISES, INC.
By:

Name:
Title:

On behalf of each entity named in Schedule A hereto

By:

Name:
Title:
[Signature page to the Registration Rights Agreement]

ALVAREZ & MARSAL SECURITIES, LLC

By:

Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC

By:

Name:
Title:
[Signature page to the Registration Rights Agreement]

SCHEDULE A
GUARANTORS
ALFORD, L.L.C.
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. H. SAN MARCOS CONSERVANCY HOLDINGS L.L.C.
K. HOV IP, INC.
K. HOV INTERNATIONAL, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENBERRY, L.L.C.
K. HOVNANIAN AT ALLENDALE, L.L.C.
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BARNEGAT III, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS IV, INC.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG III, INC.

Sch. A-1

K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BRIDGEWATER VI, INC.
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT BURLINGTON III, INC.
K. HOVNANIAN AT BURLINGTON, INC.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EAST WHITELAND I, INC.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.
K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FORKS TWP. I, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GALLOWAY, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.

Sch. A-2

K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN, INC.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HIGHWATER, L.L.C.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOPEWELL IV, INC.
K. HOVNANIAN AT HOPEWELL VI, INC.
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT KINGS GRANT I, INC.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE HILLS, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LAKEWOOD, INC.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT LOWER SAUCON, INC.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH II, INC.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MAHWAH VII, INC.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANALAPAN, INC.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.

Sch. A-3

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO II, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MILLVILLE III, L.L.C.
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE III, L.L.C.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTGOMERY I, INC.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN, L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.
K. HOVNANIAN AT PERKIOMEN I, INC.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

Sch. A-4

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.
K. HOVNANIAN AT PRINCETON NJ, L.L.C.
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RESERVOIR RIDGE, INC.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIDGESTONE, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC.
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT STONY POINT, INC.
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TANNERY HILL, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE BLUFF, INC.
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, L.L.C.
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TIERRASANTA, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC

Sch. A-5

K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT TUXEDO, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. HOVNANIAN AT WAYNE III, INC.
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE V, INC.
K. HOVNANIAN AT WAYNE VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST MILFORD, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

Sch. A-6

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FORECAST HOMES NORTHERN, INC.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.
K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

Sch. A-7

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN INTERNATIONAL, L.L.C.
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M & M AT KENSINGTON WOODS, L.L.C.

Sch. A-8

M & M AT LONG BRANCH, INC
M&M AT APPLE RIDGE, L.L.C.
M&M AT CHESTERFIELD, L.L.C.
M&M AT COPPER BEECH, L.L.C.
M&M AT CRESCENT COURT, L.L.C.
M&M AT EAST MILL, L.L.C.
M&M AT EAST RUTHERFORD, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SHERIDAN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M AT STATION SQUARE, L.L.C.
M&M AT TAMARACK HOLLOW, L.L.C.
M&M AT THE CHATEAU, L.L.C.
M&M AT THE HIGHLANDS, L.L.C.
M&M AT UNION, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WESTPORT, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
M&M INVESTMENTS, L.P.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
RIDGEMORE UTILITY L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
TERRAPIN REALTY, L.L.C.
THE LANDINGS AT SPINNAKER POINTE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

Sch. A-9